Exhibit 10.49 Third Amendment and Consent Agreement

THIRD AMENDMENT AND CONSENT AGREEMENT

This Third Amendment and Consent Agreement is made as of the ___ day of March, 2011 (“Agreement”) among Attitude Drinks Inc., a Delaware corporation (the “Company”), and the signators hereto who are “Subscribers” under certain Subscription Agreements with the Company dated October 23, 2007, January 8, 2008, September 29, 2008, January 27, 2009, March 30, 2009, July 15, 2010, and January 21, 2011, respectively (collectively “Subscription Agreements”).

WHEREAS, the Company is in need of additional funding for its business operations; and

WHEREAS, the Company is contemplating an additional investment of an aggregate of up to $600,000 Purchase Price (“New Financing”) in secured promissory notes (“Notes”) and common stock purchase warrants (“Warrants”) of the Company; and

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

1.           All capitalized terms herein shall have the meanings ascribed to them in the Transaction Documents (as defined in the Subscription Agreements).

2.           The undersigned consent to the Company completing the New Financing and to the amendment of the Security Agreement, and Guaranty to include the New Financing as part of the Obligations and are secured by the Collateral pursuant to the security interest granted pari passu among Subscribers and the investors in the New Financing and in connection therewith authorize the Collateral Agent to make such additional filings at the discretion of the Collateral Agent to memorialize such agreement.

3.           Annexed hereto is the proposed Amended Schedule A to the Security Agreement, Guaranty and Collateral Agent Agreement which includes the New Financing.

4.           The undersigned Subscribers to the Subscription Agreements waive the rights granted to them pursuant to Section 12(b), Right of First Refusal, of the Subscription Agreements, only to the extent such rights relate to the New Financing.

5.           The undersigned acknowledge that Events of Default have occurred in notes currently issued and outstanding by the Company pursuant to the Subscription Agreements, but waive the defaults, solely in connection with the New Financing.

6.           The Maturity Date of the Notes as further described on Schedule B hereto is extended to March 31, 2012, subject to acceleration as described in the Transaction Documents.

7.           Section 3.4 of the Warrants issued on October 23, 2007, February 15, 2008, September 28, 2008, January 27, 2009 and March 30, 2009 and Section 3.3 of the Warrants issued on July 15, 2010 and January 21, 2011 is deleted and replaced with the following:

“3.3           Share Issuance.  Until the Expiration Date, if the Company shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete exercise of this Warrant for a consideration less than the Purchase Price then in effect at the time of such issuance then, and thereafter successively upon each such issuance, the Purchase Price shall be reduced to such other lower price for then outstanding Warrants.  For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option if such issuance is at a price lower than the Purchase Price in effect upon such issuance and again at any time upon any actual, permitted, optional, or allowed issuances of shares of Common Stock upon any actual, permitted, optional, or allowed exercise of such conversion or purchase rights if such issuance is at a price lower than the Purchase Price in effect upon any actual, permitted, optional, or allowed issuance.  Common Stock issued or issuable by the Company for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.001 per share of Common Stock.  The reduction of the Purchase Price described in this Section 3.3 is in addition to the other rights of the Holder described in the Subscription Agreement.”

8.           All other terms of the Transaction Documents shall remain unamended and in full force and effect.

9.           This Agreement constitutes the entire agreement among the parties, and supersedes all prior and contemporaneous agreements and understandings of the parties in connection herewith.  No changes, modifications, terminations or waivers of any of the provisions hereof shall be binding unless in writing and signed by all of the parties thereto.

10.           Except as expressly modified pursuant to this Agreement, the terms of each Note remains unchanged and in full force and effect.

11.           This Agreement may be executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement may also be executed by either party hereto by facsimile signature, which shall be deemed to be an original signature of such party hereon.

[Signatures to Follow]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

"COMPANY"		"THE COLLATERAL AGENT"
ATTITUDE DRINKS INC.		BARBARA R. MITTMAN
a Delaware corporation

By:
Its:

SMIVEL, LLC		MONARCH CAPITAL FUND LTD.
By: Joseph Smith, Partner

ALPHA CAPITAL ANSTALT		CMS CAPITAL

WHALEHAVEN CAPITAL FUND LIMITED		MOMONA CAPITAL LLC

/s/
CENTAURIAN FUND		NAOMI KLISSMAN

SCHLOMO & ROCHEL RIFKIND		DAVID M. LAMPLOUGH

PSM HOLDINGS		J. MAYA IRA

EMMY CUTLER IRA		SAM BERKOWITZ

ESCROW AGENT

GRUSHKO & MITTMAN, P.C.

AMENDED SCHEDULE A TO SECURITY AGREEMENT

LENDERS AND ADDRESSES
SMIVEL, LLC 12642 SW 103 Court Miami, FL 33176 Attn: Joseph Smith, Partner Tel: (305) 233-3353
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-42-32323196
WHALEHAVEN CAPITAL FUND LIMITED 3rd Fl., 14 Par-La-Ville Rd. Hamilton, Bermuda HM08 Fax: (201) 782-9327
MONARCH CAPITAL FUND LTD. Harbour House, 2nd Floor Waterfront Drive, Road Town Tortola, BVI Fax (284) 494-4771
CMS CAPITAL 9612 Van Nuys Blvd. #108 Panorama City, CA 91402 Fax: (818) 907-3372
MOMONA CAPITAL LLC 150 Central Park South, 2nd Floor New York, NY 10019 Fax: (212) 586-8244
CENTAURIAN FUND 739 Palmer Avenue Teaneck, NJ 07666 Fax:
NAOMI KLISSMAN 5/16 Katzenlson Street Jerusalem, Israel 92621 Fax:
SAM BERKOWITZ
Schlomo & Rochel Rifkind Givat Shoshanna 12/3 Tzfut Israel Fax: 972 4 6970443

David M. Lamplough c/o NASA Services Limited 2 Poynings Road Crawley RH11 0TW United Kingdom
PSM Holdings c/o PHD Capital 5 Hanover Square #500 New York, NY 10004 Stephen J. Payne Fax: (212) 269-3087
J. Maya IRA c/o PHD Capital 5 Hanover Square #500 New York, NY 10004 Joseph Maya Fax: (212) 269-3087
Emmy Cutler IRA c/o PHD Capital 5 Hanover Square #500 New York, NY 10004 Emmy Cutler Fax: (212) 269-3087

SCHEDULE B

CONVERTIBLE NOTES THAT WILL EXTEND THE MATURITY DATE TO MARCH 31, 2012

ALPHA CAPITAL ANSTALT:
OCT 07 DEBT
JAN 08 DEBT ASSIGNED FROM MAHONEY
FEB 08 DEBT
AUG 08 DEBT ASSIGNED FROM RFC BB HOLDINGS
SEPT 08 DEBT
DEC 08 DEBT
JAN 09 DEBT
JAN 09 RDEMPTI0N
FEB 09 DEBT
MAR 09 DEBT
JULY 09 DEBT
OCT 09 DEBT
NOVEMBER 09 DEBT
JAN 10 DEBT ALLONGE
JAN 10 DEBT
FEB 10 DEBT
MARCH 10 DEBT
MAY 10 ALLONGE
JULY 10 DEBT
JAN 11 DEBT

WHALEHAVEN CAPITAL FUND LIMITED:
FEB 08 DEBT
JAN 09 DEBT
MAR 09 DEBT
JULY 09 DEBT
JAN 10 DEBT
JAN 10 DEBT (2)
MARCH 10 DEBT
JULY 10 DEBT
JAN 11 DEBT

SMIVELL LLC
FEB 08 DEBT

MOMONA CAPITAL LLC:
JAN 08 DEBT

CMS CAPITAL:
JAN 08 DEBT

LIBRA FINANCE:
JAN 08 DEBT

Note that July, 2010 and January, 2011 convertible debts already have a due date of July 15, 2012 and are not included in the above list.